UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

1800 AVENUE OF THE STARS
SUITE 1400
LOS ANGELES, CALIFORNIA 90067
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 1800 Avenue of the Stars, Suite 1400 Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Report to Stockholders.

(a)       Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

December 31, 2025

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	7
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	24
Audit Opinion	44
Proxy & Portfolio Information	49
Dividend Reinvestment Plan	50
Corporate Information	54
Privacy Notice	55
Directors and Officers	56

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of December 31, 2025

Dear Shareholders,

We want to thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have placed in us.

Throughout 2025, the ARDC investment team sought to position the Fund to benefit from the evolving macro and geopolitical conditions while appropriately managing credit risk. This letter provides a recap of the market environment, details surrounding our active portfolio management strategy and the opportunities ahead for ARDC.

Economic Conditions and Market Update

The macroeconomic environment was resilient in 2025 with growing U.S. gross domestic product and consumer spending, stable inflation and low unemployment. These tailwinds were partially offset by slower job growth and increased uncertainty related to tariff policies and risks from various geopolitical developments.

The Federal Reserve implemented three quarter-point rate cuts from September to December 2025, citing a weakening job market as their primary concern. Forward guidance on monetary policy indicates the Federal Reserve is closely monitoring economic risks amid persistent inflation and weakening labor data, including slower job gains and increasing unemployment. As a result, market participants anticipate an additional two to three cuts to the Federal Funds rate in 2026, implied by a 60 — 70 bps reduction in the 1-Month SOFR forward curve, after which no further rate cuts are currently projected.1

Against this backdrop of generally stable macroeconomic conditions, heathy levels of corporate earnings growth and constructive capital markets activity led to continued corporate credit performance and positive returns for leverage credit. Specifically, low default rates across high yield bonds, leveraged loans and CLOs helped sustain positive returns in 2025. The trailing 12-month default rate for leveraged loans and high yield bonds ended the year at 1.5% and 1.0%, respectively, well below their historical averages near 3%.2 Finally, just 0.4% of assets held within CLOs were in default, well below the leveraged loan and high yield bond 12-month averages at December 31, 2025.3

Supported by overall strong credit performance, leveraged credit, which includes leveraged loans, high yield bonds and CLOs, all posted positive returns for the year. In 2025, high yield bonds and leveraged loans generated total returns of 8.5%4 and 5.9%5, respectively, while BBB- and BB-rated CLO debt delivered returns of 8.1% and 9.3%.6

As we enter 2026, we believe our established credit capabilities and dynamic allocation strategy enable us to proactively manage risk and identify relative value opportunities created by changes in market rates, economic growth and idiosyncratic credit situations. As part of Ares Management Corporation's ("Ares") scaled, global platform, we believe we benefit from broad market intelligence across Ares' various product offerings. We remain committed to leveraging these advantages to make disciplined investment decisions, particularly as we continue to monitor developments in monetary policy, global trade and ongoing geopolitical events that may influence market conditions.

Portfolio Positioning and Performance

We believe ARDC delivered strong investment and credit performance in 2025. Over the course of the year, we dynamically shifted our asset allocation based on our view of relative value and considering potential impacts of the evolving macroeconomic landscape.

In the first half of the year, in preparation for lower short-term rates, we modestly extended the duration of the Fund's portfolio by reducing floating rate CLO debt and increasing fixed rate high yield bond investments. By mid-year, the Fund's high yield bond allocation increased by approximately 220 bps from year-end 2024, reaching 34%, and the Fund's exposure to CLO debt securities decreased by approximately 200 bps from year-end 2024 to 16%.

In the second half of 2025, as markets largely priced in the prospect of lower interest rates, we selectively added exposure to both loans and CLO debt during periods when spreads widened relative to underlying credit risk. For example, at the end of June, single-B loans offered a 92-bps spread premium to comparable single-B high-yield bonds,7 creating an attractive window to capture elevated income. We increased our loan allocation in July and August to take advantage of this opportunity before subsequently trimming the position.

Similarly, after paring back our position in CLO debt for much of the year, we identified compelling opportunities in November and December, when a period of spread widening coincided with accelerating issuance.8 Despite our dynamic allocation over the course of the year, we ended the year with our high yield, loan and CLO debt allocations similar to 2024 levels at 32%, 39% and 18% of the portfolio, respectively.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2025

Regarding CLO equity, we continue to believe this asset class will benefit from high cash-on-cash yields, well-priced locked-up liabilities and long reinvestment periods that enable managers to take advantage of loan market volatility. Our overall portfolio allocation to CLO equity remained fairly steady at 11-13% over the course of 2025.

Our asset class, industry, and security selection continued to drive positive results for our investors compared to high yield bond and leveraged loan benchmarks. The high yield bond portion of the portfolio generated approximately 100 basis points higher total return as compared to the ICE BofA High Yield Constrained Index ("HUC0") in 2025, while the portfolio's leveraged loan investments generated 170 basis points higher total returns than the S&P UBS Leveraged Loan Index in the same period.

We believe ARDC's portfolio is well positioned in part due to its diversification.9 Reflecting our focus on risk management, our portfolio is diversified across 278 issuers and 23 industries. The average position size across ARDC is 0.3% and the largest position is 1.4%.10 ARDC's effective portfolio duration of 1.3 years was approximately less than half of the high yield index on December 31, 2025, which reflects our focus on maintaining low interest rate risk in the Fund. Underscoring the credit performance of the Fund, the default rate of investments in the Fund's portfolio over the twelve months ended December 31, 2025 was zero.

Our disciplined approach to credit selection and portfolio allocation have enabled the Fund to deliver attractive NAV-based risk-adjusted total returns. Specifically, over the last 12 months, ARDC's NAV-based total return of 6.7% compared favorably to our peer set average of 5.5% for the same period.11 Since its inception, as well as over the past three and five years ended December 31, 2025, ARDC has outperformed the peer set average on both stock-based total returns and portfolio net investment total returns.12

Looking Ahead

As we look further into 2026, we remain fairly constructive on continued economic expansion supported by fiscal and monetary stimulus. We will continue to monitor the impacts of changes in rates, a softer labor market, potential new government policies, and geopolitical shifts. We believe ARDC is well-positioned in this environment given the strengths of the Ares platform, which includes our experienced portfolio managers and quantitative risk team. We also maintain a conservative balance sheet posture with a low leverage profile, which enables us to actively and tactically rotate the portfolio among asset classes, sectors and specific credits. It remains our objective to continue to deliver compelling returns to our investors primarily through attractive monthly dividends.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2025

performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The S&P UBS Leveraged Loan Index ("S&P UBS") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The Standard & Poor's 500, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

1 Bloomberg as of December 31, 2025.

2 J.P. Morgan Default Monitor, January 5, 2026. Represents the par weighted default rate for the respective asset classes. 25-year average is 2.8% for leveraged loans and 2.9% for high yield bonds.

3 BofA Global Research, BAML CLO Factbook, as of December 31, 2025.

4 Measured by the ICE BofA High Yield Master II Index.

5 Measured by the S&P UBS Leveraged Loan Index.

6 BofA Global Research, BAML CLO Factbook, as of December 31, 2025.

7 J.P. Morgan, Credit Strategy Weekly Update, June 27, 2025.

8 BofA Global Research, BAML CLO Factbook, as of December 31, 2025.

9 Diversification does not assure profit or protect against loss.

10 As of December 31, 2025. Diversification does not assure profit or protect against market loss.

11 Market price-based total returns reflect annualized stock-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, BGB, BGH, DHF, DSU, EIC, GHY, KIO and XFLT. Past performance is not indicative of future results.

12 Net investment total returns reflect annualized NAV-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, BGB, BGH, DHF, DSU, EIC, GHY, KIO and XFLT. Past performance is not indicative of future results.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

December 2025

Seeks attractive risk-adjusted total returns with a focus on high current income and an opportunity for capital appreciation.

Fund Highlights as of 12.31.25

Distribution Rate[1]	10.15%
Managed Assets[2]	$566M
Weighted Average Coupon	7.61%

1 Dividend per share annualized and divided by the December 31, 2025 market price per share. The distribution rate alone is not indicative of Fund performance.

2 Total assets of the Fund (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage).

Ares Credit Group as of 12.31.25

AUM**	$407 billion
Credit Investment Team	560	+
Portfolio Companies	~4,000

**AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser. Past performance is not indicative of future results.

Investment Approach

● Dynamically allocates across investment opportunities primarily in high yield bonds, senior loans and CLO securities

● Designed to navigate evolving market conditions through deep fundamental credit analysis and in-depth due diligence

● Tenured team with 25+ year track record benefits from the market intelligence, relationships and resources of the Ares platform

Current Portfolio Mix as of 12.31.25

63.1% Floating Rate3

3 Calculated as a percentage of debt securities only.

This data is subject to change on a daily basis. As of 12.31.25, the Fund held a traded cash balance of 0.2%.

Fund Overview and Characteristics as of 12.31.25

Ticker	ARDC
Market/Share	$13.30
NAV/Share	$14.34
Monthly Dividend	$0.1125
Number of Issuers	278
Number of Instruments	320
Average Position Size	0.31%
Weighted Average Loan YTM[4]	6.65%
Weighted Average Bond YTM[5]	6.44%
Weighted Average CLO YTM[6]	11.29%
Effective Duration[7]	1.26
Month-End Leverage[8]	39.41%
Asset Coverage[9]	4.60
Preferred Stock Asset Coverage[10]	2.54
Expense Ratio[11]	5.26%
Excess Taxable Income[12]	$18.6 million
Inception Date	11/27/2012
Common Shares Outstanding[13]	23.9 million
NAV Ticker	XADCX
CUSIP	04014F102

4  The weighted-average gross yield to maturity on the pool of loans.

5  The weighted-average gross yield to maturity on the pool of bonds.

6  The weighted-average gross yield to maturity on the pool of CLO debt securities.

7  The effective duration measures a bond's sensitivity to interest rates.

8  As a percentage of total managed assets. The Fund utilizes leverage as part of its investment strategy and currently has borrowings under a credit facility as well as mandatory redeemable preferred shares. The Fund's leverage under the credit facility without the use of mandatory redeemable preferred shares was 21.75%.

9  Calculated pursuant to the Investment Company Act of 1940. Represents the ratio of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities outstanding. The Fund has $123 million aggregate principal outstanding on a $212 million revolving funding facility with an institutional lender, pursuant to which the Fund expects to borrow funds to make additional investments, subject to available borrowing base and leverage limitations.

10  Calculated pursuant to the Investment Company Act of 1940. Represents the ratio of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, divided by sum of total outstanding debt and aggregate value of the involuntary liquidation preference of the preferred stock of $100 million.

11  Represents the ratio of annualized expenses, inclusive of interest expense and amortization of debt issuance, to net assets for the year ended December 31, 2025.

12  Represents the estimated excess taxable income from the year ended 2024 for distribution to stockholders in 2025.

13  As of December 31, 2025

Performance as of 12.31.25

	Year to Date	3 Years	5 Years	Since Inception*
ARDC NAV	6.69%	12.49%	6.58%	5.93%
ARDC Market	-3.13%	15.73%	8.21%	5.78%

*Since Inception of fund (11/27/2012).

Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

www.arespublicfunds.com	Not FDIC-Insured. Not Bank Guaranteed, May Lose Value

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data (continued)

December 2025

Investment Strategy

The Fund invests primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade; (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade; (iii) other fixed-income instruments of a similar nature that may be represented by derivatives; and (iv) securities of collateralized loan obligations ("CLOs") and other asset-backed issuers. The Fund utilizes leverage as part of its investment strategy and may incur leverage in an aggregate amount of up to 33 1/3% of the Fund's Managed Assets by borrowing under a credit facility. Ares Capital Management II LLC, the Fund's investment adviser (the "Adviser"), is an affiliate of Ares Management Corporation ("Ares"). The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including: (i) investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles; (ii) adhering to the established credit underwriting processes of Ares and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers; (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and (iv) holding cash and engaging in derivative credit and interest rate hedges. The Adviser will allocate the Fund's portfolio dynamically among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

Top 10 Holdings14 as of 12.31.25

RRAM 2025-42	1.40%
Siaci Diot	1.08%
ATRM 14	1.00%
CommScope Holding Co Inc	0.99%
Lumen Technologies	0.97%
Sunoco LP	0.96%
Ford Motor Credit Company	0.92%
Subcom	0.92%
Action Nederland	0.89%
TransMontaigne	0.87%

14 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Industry Allocation15 as of 12.31.25

15 UBS industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Ratings Distribution16 as of 12.31.25

16 Based on S&P and/or Moody's rating. Credit quality is an assessment of the credit worthiness of an issuer of a security. AAA is the highest rating, meaning the obligor's capacity to meet its financial commitments is strong. As ratings decrease, the obligor is considered more speculative by market participants. Credit ratings apply only to the bonds and preferred securities in the portfolio and not to the shares of the fund which are not rated and will fluctuate in value.

This data is subject to change on a daily basis. As of 12.31.25, the Fund held a traded cash balance of 0.2%.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Performance Summary

December 31, 2025

The following graph shows the value, as of December 31, 2025, of a $10,000 investment made at the offering price last calculated on December 31, 2015. The net asset value ("NAV") total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns. For comparative purposes, the performance of the S&P UBS Leveraged Loan Index ("S&P UBS LLI") is shown. S&P UBS LLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market and is deemed to be an appropriate broad-based securities market index for the Fund. Past performance is no guarantee of future results.

Ares Dynamic Credit Allocation Fund's 10-Year Performance

Performance of $10,000 investment from December 31, 2015 through December 31, 2025

Average Annual Total Returns through December 31, 2025*

	NAV Total Returns*	MV Total Returns*
1 year	6.69%	(3.13%)
5 year	6.58%	8.21%
10 year	7.57%	9.33%

*  All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 63.5%(b)(c)(d)

	Principal Amount(a)	Value(a)
Automobiles and Components 4.3%
American Axle and Manufacturing, Inc., 1st Lien Term Loan, 02/24/2032(e)	$3,300	$3,299
Clarios Global, LP, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 05/06/2030	2,777	2,778
LTI Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 7.47%, 07/29/2029	2,903	2,918
Tenneco, Inc., 1st Lien Term Loan, 3M SOFR + 4.75%, 8.74%, 11/17/2028	997	977
Tenneco, Inc., 1st Lien Term Loan, 3M SOFR + 5.00%, 8.99%, 11/17/2028	3,000	2,945
Wand NewCo 3, Inc., 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 01/30/2031	1,951	1,952
		14,869
Capital Goods 11.2%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 6.85%, 07/31/2028	4,466	4,474
Brown Group Holding, LLC, 1st Lien Term Loan, 3M SOFR + 2.75%, 6.59%, 07/01/2031(e)	2,235	2,245
Crown Subsea Communications Holding, Inc., 1st Lien Term Loan, 1M SOFR + 3.50%, 7.22%, 01/30/2031	5,090	5,124
Kaman Corp., 1st Lien Delay Draw Term Loan, 02/26/2032(h)	21	21
Kaman Corp., 1st Lien Term Loan, 3M SOFR + 2.50%, 6.32%, 02/26/2032	2,273	2,281
KKR Apple Bidco, LLC, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 09/23/2031	2,481	2,493
Kodiak Building Partners, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 7.47%, 12/04/2031	3,173	3,091
Madison IAQ, LLC, 1st Lien Term Loan, 3M SOFR + 2.75%, 6.64%, 11/08/2032	3,342	3,360
Madison IAQ, LLC, 1st Lien Term Loan, 6M SOFR + 2.50%, 6.70%, 06/21/2028	671	674
Pinnacle Buyer, LLC, 1st Lien Delay Draw Term Loan, 10/01/2032(h)	—	—
Pinnacle Buyer, LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 6.16%, 10/01/2032	1,673	1,679
SPX Flow, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 6.47%, 04/05/2029	2,000	2,004

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
TransDigm, Inc., 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 02/28/2031	$3,441	$3,453
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 6.34%, 02/16/2028	2,747	2,750
White Cap Supply Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 3.25%, 6.97%, 10/19/2029	2,970	2,981
Wilsonart, LLC, 1st Lien Term Loan, 3M SOFR + 4.25%, 7.92%, 08/05/2031	1,975	1,911
		38,541
Commercial and Professional Services 3.8%
GFL Environmental Services, Inc., 1st Lien Term Loan (Canada), 3M SOFR + 2.50%, 6.27%, 03/03/2032	3,303	3,312
Grant Thornton Advisors, LLC, 1st Lien Term Loan, 09/23/2032(e)	€3,000	3,543
iSolved, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 6.47%, 10/15/2030	$2,497	2,501
Openlane, Inc., 1st Lien Term Loan, 3M SOFR + 2.50%, 6.37%, 10/08/2032	2,000	1,999
Pye-Barker Fire and Safety, LLC, 1st Lien Delay Draw Term Loan, 12/16/2032(h)	—	—
Pye-Barker Fire and Safety, LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 6.21%, 12/16/2032	1,740	1,750
		13,105
Consumer Distribution and Retail 1.4%
Peer Holding III B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 2.50%, 6.17%, 10/28/2030	4,925	4,943
Consumer Services 4.5%
Century De Buyer, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 6.84%, 10/30/2030	3,491	3,481
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 3.25%, 6.97%, 01/27/2029	2,984	2,983
Herschend Entertainment Company, LLC, 1st Lien Term Loan, 1M SOFR + 3.25%, 6.97%, 05/27/2032	2,239	2,253
IRB Holding Corp., 1st Lien Term Loan, 1M SOFR + 2.50%, 6.42%, 12/15/2030	1,979	1,983
Turquoise Topco, Ltd., 1st Lien Term Loan, 08/13/2032(e)	2,500	2,466

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Wash Multifamily Parent, Inc., 1st Lien Term Loan, 1M SOFR + 3.25%, 6.97%, 09/10/2032	$2,250	$2,267
		15,433
Energy 3.7%
CPPIB OVM Member U.S., LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 6.17%, 08/20/2031	3,482	3,502
Freeport LNG Investments, LLLP, 1st Lien Term Loan, 3M SOFR + 3.25%, 7.12%, 12/21/2028	995	998
Freeport LNG Investments, LLLP, 1st Lien Term Loan, 3M SOFR + 3.00%, 7.15%, 11/16/2026	3,275	3,276
Pasadena Performance Products, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 6.92%, 02/27/2032	2,647	2,644
Prairie ECI Acquiror, LP, 1st Lien Term Loan, 1M SOFR + 3.75%, 7.47%, 08/01/2029	342	343
TransMontaigne Operating Company, LP, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 11/17/2028	2,080	2,093
		12,856
Financial Services 3.7%
Acropole Holding SAS, 1st Lien Term Loan (France), 3M EURIBOR + 3.50%, 5.52%, 07/26/2032	€5,100	6,047
Athena Holdco S.A.S., 1st Lien Term Loan (France), EURIBOR + 3.00%, 5.02%, 04/14/2031	2,020	2,385
Blackfin Pipeline, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 6.74%, 09/29/2032	$1,500	1,501
Blackhawk Network Holdings, Inc., 1st Lien Term Loan, 3M SOFR + 4.00%, 7.67%, 03/12/2029	1,485	1,491
Shift4 Payments, LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 6.17%, 06/30/2032	1,247	1,253
		12,677
Healthcare Equipment and Services 8.3%
Argent Bidco SAS, 1st Lien Term Loan (France), 11/12/2032(e)	€500	590

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 1M SOFR + 4.00%, 7.72%, 09/29/2028	$1,955	$1,955
CNT Holdings I Corp., 1st Lien Term Loan, 3M SOFR + 2.50%, 6.34%, 11/08/2032	2,384	2,388
Confluent Medical Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 3.00%, 6.67%, 02/16/2029(f)	2,463	2,478
Electron BidCo, Inc., 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 11/01/2028	2,978	2,991
Ensemble RCM, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 6.84%, 08/01/2029	4,267	4,285
Gainwell Acquisition Corp., 1st Lien Term Loan, 3M SOFR + 4.00%, 7.77%, 10/01/2027	3,730	3,659
Lumexa Imaging, Inc., 1st Lien Term Loan, 3M SOFR + 3.00%, 6.71%, 12/11/2032	1,000	1,004
Mamba Purchaser, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 6.73%, 10/14/2031	2,730	2,735
Project Ruby Ultimate Parent Corp., 1st Lien Term Loan, 1M SOFR + 2.75%, 6.58%, 03/10/2028	1,995	2,000
Resonetics, LLC, 1st Lien Term Loan, 3M SOFR + 2.75%, 6.59%, 06/18/2031	2,603	2,606
Sotera Health Holdings, LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 6.34%, 05/30/2031	1,646	1,653
		28,344
Insurance 1.0%
Acrisure, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 6.72%, 11/06/2030	1,978	1,974
Howden Group Holdings, Ltd., 1st Lien Term Loan (Great Britain), 1M SOFR + 2.75%, 6.47%, 02/15/2031	1,588	1,591
		3,565
Materials 2.5%
Ahlstrom-Munksjo Holding 3 Oy, 1st Lien Term Loan (Finland), 3M SOFR + 4.00%, 7.93%, 05/23/2030	3,728	3,746
Mauser Packaging Solutions Holding Co., 1st Lien Term Loan, 1M SOFR + 3.50%, 7.23%, 04/15/2030	2,000	1,956

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
WR Grace Holdings, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 6.67%, 08/19/2032	$2,743	$2,741
		8,443
Pharmaceuticals, Biotechnology and Life Sciences 1.6%
Bausch Health Companies, Inc., 1st Lien Term Loan (Canada), 3M SOFR + 6.25%, 9.97%, 10/08/2030	995	970
Genmab AS, 1st Lien Term Loan (Denmark), 3M SOFR + 3.00%, 6.73%, 12/12/2032	2,500	2,511
Precision Medicine Group, LLC, 1st Lien Term Loan, 3M SOFR + 3.50%, 7.17%, 08/20/2032	1,995	2,005
		5,486
Software and Services 6.7%
Access CIG, LLC, 1M SOFR + 4.00%, 7.72%, 08/19/2030	2,205	2,122
BEP Intermediate Holdco, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 6.47%, 04/25/2031	3,034	3,057
Conservice Midco, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 6.47%, 05/13/2030	2,469	2,471
Darktrace Finco US, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 7.19%, 10/09/2031	1,995	2,001
Databricks, Inc., 1st Lien Delay Draw Term Loan, 01/03/2031(h)(f)	—	—
Databricks, Inc., 1st Lien Term Loan, 1M SOFR + 4.50%, 8.27%, 01/03/2031(f)	4,098	4,100
Disco Parent, Inc., 1st Lien Term Loan, 3M SOFR + 3.25%, 7.07%, 08/06/2032(f)	1,224	1,230
ECI Macola Max Holding, LLC, 3M SOFR + 2.75%, 6.42%, 05/09/2030	1,995	2,003
McAfee Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 6.72%, 03/01/2029	2,222	2,044
Proofpoint, Inc., 1st Lien Term Loan, 3M SOFR + 3.00%, 6.67%, 08/31/2028	3,970	3,987
		23,015
Sports, Media and Entertainment 4.4%
Creative Artists Agency, LLC, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 10/01/2031	2,996	3,006

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Dorna Sports, S.L., 1st Lien Term Loan (Spain), 6M EURIBOR + 2.75%, 4.87%, 08/18/2032	€1,000	$1,180
Gray Media, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 6.81%, 12/01/2028	$3,971	3,972
OVG Business Services, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 6.72%, 06/25/2031	2,993	2,993
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 7.92%, 06/24/2029	967	967
Virgin Media Bristol, LLC, 1st Lien Term Loan, 6M SOFR + 3.18%, 7.05%, 03/31/2031	3,000	2,968
		15,086
Technology Hardware and Equipment 1.6%
CommScope, Inc., 1st Lien Term Loan, 1M SOFR + 4.75%, 8.47%, 12/17/2029	5,500	5,503
Telecommunication Services 2.2%
Delta TopCo, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 6.58%, 11/30/2029	3,465	3,445
Lumen Technologies, Inc., 1M SOFR + 2.35%, 6.18%, 04/16/2029	748	743
Lumen Technologies, Inc., 1st Lien Term Loan, 1M SOFR + 6.00%, 9.72%, 06/01/2028	842	845
QualityTech, LP, 1st Lien Term Loan, 1M SOFR + 3.50%, 7.18%, 11/04/2031	2,481	2,483
		7,516
Utilities 2.5%
Astoria Energy, LLC, 1st Lien Term Loan, 3M SOFR + 2.75%, 6.42%, 06/23/2032	1,891	1,904
Hamilton Projects Acquiror, LLC, 1st Lien Term Loan, 1M SOFR + 2.50%, 6.22%, 05/30/2031	3,326	3,345
South Field, LLC, 1st Lien Term Loan, 3M SOFR + 3.00%, 6.67%, 08/29/2031	3,352	3,373
		8,622
Total Senior Loans (Cost: $217,358)		218,004

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds 51.5%

	Principal Amount(a)	Value(a)
Automobiles and Components 0.7%
Wand NewCo 3, Inc., 7.63%, 01/30/2032(d)	$500	$529
ZF North America Capital, Inc., 7.50%, 03/24/2031(d)	1,750	1,769
		2,298
Capital Goods 6.1%
Bombardier, Inc., (Canada), 6.75%, 06/15/2033(d)	1,000	1,057
Bombardier, Inc., (Canada), 8.75%, 11/15/2030(d)	2,500	2,701
Builders FirstSource, Inc., 6.38%, 03/01/2034(d)	1,650	1,707
Builders FirstSource, Inc., 6.75%, 05/15/2035(d)	2,500	2,614
Gates Corp., 6.88%, 07/01/2029(d)	1,000	1,039
OneSky Flight, LLC, 8.88%, 12/15/2029(d)	3,000	3,210
SPX FLOW, Inc., 8.75%, 04/01/2030(d)	2,500	2,579
Standard Building Solutions, Inc., 6.50%, 08/15/2032(d)	3,000	3,088
United Rentals, Inc., 6.13%, 03/15/2034(d)	2,000	2,083
Wilsonart, LLC, 11.00%, 08/15/2032(d)	1,000	894
		20,972
Consumer Services 2.7%
Light and Wonder International, Inc., 6.25%, 10/01/2033(d)	2,750	2,783
MGM Resorts International, 6.50%, 04/15/2032	2,500	2,576
Rivers Enterprise Lender, LLC, 6.25%, 10/15/2030(d)	2,500	2,552
Station Casinos, LLC, 6.63%, 03/15/2032(d)	1,200	1,228
		9,139
Energy 12.6%
Antero Resources Corp., 7.63%, 02/01/2029(d)	2,222	2,255
Ascent Resources — Utica, LLC, 6.63%, 07/15/2033(d)	2,500	2,587
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(d)	1,500	1,501

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Blue Racer Midstream, LLC, 7.00%, 07/15/2029(d)	$1,500	$1,564
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,852
Kodiak Gas Services, LLC, 6.75%, 10/01/2035(d)	2,500	2,570
Moss Creek Resources Holdings, Inc., 8.25%, 09/01/2031(d)	2,500	2,394
Nabors Industries, Inc., 7.63%, 11/15/2032(d)	550	541
Nabors Industries, Inc., 9.13%, 01/31/2030(d)	3,000	3,137
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,047
Sunoco, LP, 6.63%, 08/15/2032(d)	2,000	2,059
Sunoco, LP, 7.25%, 05/01/2032(d)	3,125	3,304
Tallgrass Energy Partners, LP, 7.38%, 02/15/2029(d)	2,500	2,586
TransMontaigne Partners, LLC, 8.50%, 06/15/2030(d)	2,750	2,776
Transocean, Inc., (Cayman Islands), 7.88%, 10/15/2032(d)	1,500	1,566
Transocean, Inc., (Cayman Islands), 8.75%, 02/15/2030(d)	563	587
VoltaGrid, LLC, 7.38%, 11/01/2030(d)	1,000	991
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,859
		43,176
Equity Real Estate Investment Trusts (REITs) 1.9%
HAT Holdings I, LLC, 8.00%, 06/15/2027(d)	3,778	3,922
Iron Mountain, Inc., 7.00%, 02/15/2029(d)	2,500	2,568
		6,490
Financial Services 4.5%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,272
CHS/Community Health Systems, Inc., 6.88%, 04/15/2029(d)	2,500	2,225
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032(d)	1,350	1,474
Ford Motor Credit Co., LLC, 6.80%, 05/12/2028	2,500	2,609
Ford Motor Credit Co., LLC, 6.95%, 06/10/2026	1,000	1,009

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Ford Motor Credit Co., LLC, 7.35%, 11/04/2027	$1,465	$1,529
Shift4 Payments, LLC, 6.75%, 08/15/2032(d)	2,000	2,065
Summit Midstream Holdings, LLC, 8.63%, 10/31/2029(d)	2,200	2,281
		15,464
Insurance 1.5%
Acrisure, LLC, 7.50%, 11/06/2030(d)	1,081	1,125
Alliant Holdings Intermediate, LLC, 6.75%, 04/15/2028(d)	2,500	2,548
Howden U.K. Refinance PLC, (Great Britain), 7.25%, 02/15/2031(d)	1,400	1,442
		5,115
Materials 3.1%
First Quantum Minerals, Ltd., (Canada), 7.25%, 02/15/2034(d)	2,000	2,103
Kobe U.S. Midco 2, Inc., 9.25%, 11/01/2026(d)	1,703	1,485
Novelis Corp., 6.38%, 08/15/2033(d)	2,471	2,505
Quikrete Holdings, Inc., 6.38%, 03/01/2032(d)	2,750	2,862
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(d)	1,500	1,537
		10,492
Pharmaceuticals, Biotechnology and Life Sciences 1.1%
1261229 BC, Ltd., (Canada), 10.00%, 04/15/2032(d)	1,500	1,560
IQVIA, Inc., 6.25%, 06/01/2032(d)	2,000	2,090
		3,650
Software and Services 3.6%
Beacon Roofing Supply, Inc., 6.75%, 04/30/2032(d)	2,250	2,350
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,788
Open Text Corp., (Canada), 6.90%, 12/01/2027(d)	4,500	4,682
SS&C Technologies, Inc., 6.50%, 06/01/2032(d)	2,500	2,601
		12,421

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Sports, Media and Entertainment 4.9%
Belo Corp., 7.25%, 09/15/2027	$3,250	$3,379
CCO Holdings, LLC, 7.38%, 03/01/2031(d)	1,200	1,225
Charter Communications Operating, LLC, 6.10%, 06/01/2029	1,650	1,723
Charter Communications Operating, LLC, 6.55%, 06/01/2034	1,650	1,739
Fox Corp., 6.50%, 10/13/2033	3,000	3,314
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(d)	3,250	3,279
Univision Communications, Inc., 8.00%, 08/15/2028(d)	2,000	2,071
		16,730
Technology Hardware and Equipment 2.6%
Amentum Holdings, Inc., 7.25%, 08/01/2032(d)	3,250	3,426
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,541
Diebold Nixdorf, Inc., 7.75%, 03/31/2030(d)	2,250	2,394
Insight Enterprises, Inc., 6.63%, 05/15/2032(d)	1,500	1,541
		8,902
Telecommunication Services 2.2%
Altice France SA, (France), 9.50%, 11/01/2029(d)	2,500	2,572
Holdco II S.A.S, (France), 7.00%, 10/15/2028(d)	1,000	1,013
Level 3 Financing, Inc., 7.00%, 03/31/2034(d)	2,000	2,061
Lumen Technologies, Inc., 10.00%, 10/15/2032(d)	1,750	1,761
		7,407
Transportation 1.0%
XPO, Inc, 6.25%, 06/01/2028(d)	3,500	3,569
Utilities 3.2%
CQP Holdco, LP, 7.50%, 12/15/2033(d)	1,750	1,874
NRG Energy, Inc., 6.25%, 11/01/2034(d)	2,000	2,054
Venture Global Plaquemines LNG, LLC, 6.50%, 01/15/2034(d)	750	768

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Venture Global Plaquemines LNG, LLC, 7.50%, 05/01/2033(d)	$1,500	$1,621
Venture Global Plaquemines LNG, LLC, 7.75%, 05/01/2035(d)	1,500	1,639
Vistra Operations Co, LLC, 7.75%, 10/15/2031(d)	3,000	3,178
		11,134
Total Corporate Bonds (Cost: $172,180)		176,959

Collateralized Loan Obligations 47.3%(d)(f)

Collateralized Loan Obligations — Debt 28.9%(b)(c)
Investment Funds and Vehicles 28.9%
AIMCO CLO 14, Ltd., (Cayman Islands), 3M LIBOR + 4.80%, 8.72%, 10/20/2038	750	752
AIMCO CLO 28, Ltd., (Cayman Islands), 3M SOFR + 4.60%, 8.35%, 01/16/2039	750	754
AIMCO CLO, Ltd. 2015-A, (Cayman Islands), 3M LIBOR + 4.60%, 8.48%, 10/17/2038	500	502
Anchorage Capital Clo 34, Ltd., (Cayman Islands), 3M SOFR + 5.90%, 9.57%, 01/15/2039	1,000	1,003
Anchorage Capital CLO 6, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.42%, 07/22/2038	325	327
Atrium XIV, LLC, (Cayman Islands), 3M LIBOR + 6.50%, 10.39%, 10/16/2037	2,800	2,826
Atrium XV, (Cayman Islands), 3M LIBOR + 6.50%, 10.39%, 07/16/2037	688	683
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.76%, 10.62%, 10/23/2034	2,000	1,933
Ballyrock CLO 26, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 9.96%, 07/25/2037	950	958
Benefit Street Partners CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.03%, 10/20/2037	2,750	2,752
Benefit Street Partners CLO XLV Ltd., (Cayman Islands), 3M SOFR + 4.70%, 01/20/2039(g)	1,000	1,003
Benefit Street Partners CLO XXI Ltd., (Cayman Islands), 3M SOFR + 4.95%, 8.87%, 01/15/2039	260	261
Benefit Street Partners CLO XXXV, Ltd., (Jersey), 3M LIBOR + 6.10%, 9.96%, 04/25/2037	750	761

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Brookhaven Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.38%, 04/19/2037	$500	$504
Captree Park CLO, Ltd., (Jersey), 3M LIBOR + 6.00%, 9.88%, 07/20/2037	1,275	1,285
Carlyle US CLO 2019-3, Ltd., (Cayman Islands), 3M LIBOR + 7.34%, 11.22%, 04/20/2037	1,650	1,668
Carlyle US CLO 2021 11A, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.36%, 07/25/2037	500	504
Carlyle US CLO 2022-5, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 11.01%, 10/15/2037	2,095	2,125
Carlyle US CLO 2024-1, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 10.83%, 04/15/2037	548	555
Carlyle US CLO 2024-2, Ltd., (Cayman Islands), 3M LIBOR + 6.85%, 10.71%, 04/25/2037	1,000	1,011
Carlyle US CLO 2024-3, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.26%, 07/25/2036	1,600	1,628
Carlyle US CLO 2025-4, Ltd., (Cayman Islands), 3M LIBOR + 5.00%, 8.96%, 10/25/2037	800	806
Carlyle US CLO 2025-5, Ltd., (Cayman Islands), 3M SOFR + 4.95%, 8.60%, 01/15/2039	735	740
CIFC Funding 2021-III, Ltd., (Cayman Islands), 3M SOFR + 4.85%, 8.76%, 10/15/2038	500	499
CIFC Funding 2025-VIII, Ltd., (Cayman Islands), 3M SOFR + 4.75%, 8.42%, 01/24/2039	1,100	1,103
CIFC Funding, Ltd., (Cayman Islands), 3M LIBOR + 4.75%, 8.61%, 10/23/2038	250	253
CIFC Funding, Ltd. 2019-VII, (Cayman Islands), 3M LIBOR + 4.90%, 8.99%, 10/19/2038	1,000	1,003
CIFC Funding, Ltd. 2021-1A, (Cayman Islands), 3M LIBOR + 6.00%, 9.86%, 07/25/2037	1,150	1,160
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.51%, 10.42%, 10/15/2034	2,000	2,005
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 4.90%, 8.76%, 01/23/2035	2,516	2,509

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
CIFC Funding, Ltd. 2022-IV, (Cayman Islands), 3M LIBOR + 5.25%, 9.14%, 07/16/2035	$1,000	$1,004
CIFC Funding, Ltd. 2023-I, (Cayman Islands), 3M LIBOR + 4.70%, 8.61%, 10/15/2038	950	950
CIFC Funding, Ltd. 2025-V, (Cayman Islands), 3M LIBOR + 4.90%, 8.90%, 10/15/2038	525	527
Dryden 104 CLO, Ltd., (Cayman Islands), 3M LIBOR + 7.40%, 11.29%, 08/20/2034	2,878	2,892
Dryden 115 CLO, Ltd., (Jersey), 3M LIBOR + 7.10%, 10.98%, 04/18/2037	1,000	1,012
Elmwood CLO 20, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 9.88%, 01/17/2037	2,000	2,004
Elmwood CLO 28, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 9.88%, 04/17/2037	500	503
Elmwood CLO 44, Ltd., (Cayman Islands), 3M LIBOR + 4.70%, 8.66%, 10/20/2038	700	705
Elmwood CLO 46, Ltd., (Cayman Islands), 3M SOFR + 5.00%, 8.68%, 01/17/2039	870	876
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.28%, 04/20/2037	3,000	3,001
Elmwood CLO IV, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.03%, 04/18/2037	1,369	1,365
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 10.13%, 04/20/2037	500	496
Empower CLO, Ltd., (Jersey), 3M LIBOR + 7.82%, 11.70%, 01/20/2037	250	251
Flatiron CLO 21, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 9.78%, 10/19/2037	250	247
Flatiron CLO 24, Ltd., (Jersey), 3M LIBOR + 7.83%, 11.74%, 01/15/2037	250	251
Generate CLO 12, Ltd., (Cayman Islands), 3M LIBOR + 0.00%, 7.91%, 07/20/2038	250	253
Generate CLO 16, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.03%, 07/20/2037	250	249
Golub Capital Partners CLO 60B, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 9.86%, 10/25/2034	1,250	1,248
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 10.32%, 07/15/2034	1,000	956
KKR CLO 46, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 10.88%, 10/20/2037	250	253

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
KKR CLO 58, Ltd., (Cayman Islands), 3M LIBOR + 5.30%, 9.28%, 10/15/2038	$400	$402
KKR CLO 59, Ltd., (Cayman Islands), 3M SOFR + 5.35%, 9.03%, 01/15/2039	1,200	1,203
Lighthouse Park CLO, Ltd., (Cayman Islands), 3M SOFR + 4.65%, 8.57%, 10/24/2037	800	804
Madison Park Funding LIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.28%, 04/18/2037	1,350	1,325
Madison Park Funding LVII, Ltd., (Cayman Islands), 3M LIBOR + 6.70%, 10.56%, 07/27/2034	1,185	1,182
Madison Park Funding LXI, Ltd., (Jersey), 3M LIBOR + 7.68%, 12.99%, 01/20/2037	250	250
Madison Park Funding LXIX Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 10.11%, 07/25/2037	1,000	1,003
Madison Park Funding LXXIII, Ltd., (Cayman Islands), 3M LIBOR + 4.95%, 8.91%, 10/17/2038	1,300	1,304
Madison Park Funding LXXV, Ltd., (Cayman Islands), 3M SOFR + 5.10%, 8.76%, 01/17/2039	870	873
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 8.03%, 11.89%, 10/22/2030	2,500	2,142
Madison Park Funding XXXI, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.26%, 07/23/2037	775	767
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.26%, 07/22/2037	3,000	2,944
Madison Park Funding XXXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.39%, 10/16/2037	850	829
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.36%, 10.25%, 04/20/2032	1,500	1,504
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 10.51%, 04/15/2037	500	503
Magnetite CLO, Ltd., (Cayman Islands), 3M LIBOR + 4.75%, 8.68%, 10/20/2038	1,000	1,006
Magnetite LI, Ltd., (Cayman Islands), 3M SOFR + 4.60%, 8.49%, 10/25/2038	800	804
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.31%, 04/15/2035	2,750	2,765

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Magnetite XXIX, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 9.91%, 07/15/2037	$250	$254
Magnetite XXXVII, Ltd., (Cayman Islands), 3M SOFR + 4.70%, 8.60%, 10/25/2038	600	603
Milford Park CLO, Ltd., (Jersey), 3M LIBOR + 0.00%, 7.83%, 01/20/2038	1,500	1,518
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 4.40%, 8.28%, 04/20/2038	1,500	1,495
OAKC 2015-11, (Cayman Islands), 3M SOFR + 0.00%, 8.09%, 04/20/2037	400	201
OCP CLO 2021-21, Ltd., (Cayman Islands), 3M LIBOR + 0.00%, 7.82%, 01/20/2038	1,700	1,713
OCP CLO 2023-27, Ltd., (Cayman Islands), 3M LIBOR + 4.95%, 9.24%, 07/15/2038	700	694
OCP CLO 2025-45, Ltd., (Cayman Islands), 3M LIBOR + 4.75%, 8.62%, 10/15/2038	265	266
Octagon Investment Partners 49, Ltd., (Cayman Islands), 3M LIBOR + 7.33%, 11.24%, 04/15/2037	1,000	978
OHA Credit Funding 10-R, Ltd., (Cayman Islands), 3M LIBOR + 4.85%, 9.13%, 07/18/2038	850	853
OHA Credit Funding 16-R, Ltd., (Cayman Islands), 3M SOFR + 4.60%, 8.48%, 10/20/2038	950	954
OHA Credit Partners XIII, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 9.62%, 10/21/2037	610	615
OHA Loan Funding 2013-1, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 9.76%, 04/23/2037	1,500	1,518
RR 18, Ltd., (Cayman Islands), 3M SOFR + 4.90%, 8.81%, 07/15/2040	450	452
RR 2025-41, Ltd., (Cayman Islands), 3M LIBOR + 4.85%, 8.81%, 10/15/2040	1,600	1,596
RR 42, Ltd., (Cayman Islands), 3M SOFR + 5.10%, 9.02%, 10/15/2040	2,300	2,308
Serenity-Peace Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 4.85%, 8.82%, 10/24/2038	850	854
Sixth Street CLO 31, Ltd., (Cayman Islands), 3M SOFR + 4.70%, 8.37%, 01/17/2039	1,000	1,003
Sixth Street CLO XIX, Ltd., (Cayman Islands), 3M LIBOR + 5.00%, 8.88%, 07/17/2038	1,000	1,004

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Trimaran Cavu 2021-1, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 10.86%, 07/23/2037	$625	$627
Trimaran CAVU 2025-3, Ltd., (Cayman Islands), 3M SOFR + 5.75%, 9.32%, 01/22/2039	1,000	1,003
Voya CLO 2021-2, Ltd., (Cayman Islands), 3M LIBOR + 0.00%, 7.95%, 04/20/2038	1,900	1,928
Voya CLO 2022-3, Ltd., 3M SOFR + 4.75%, 8.63%, 10/20/2036	1,100	1,102
Voya CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.05%, 9.93%, 07/20/2037	350	353
Wehle Park CLO, Ltd. 2022-1, (Jersey), 3M LIBOR + 5.40%, 9.35%, 10/21/2038	750	733
		99,151
Collateralized Loan Obligations — Equity 18.4%
Investment Funds and Vehicles 18.4%
AIMCO CLO 23, Ltd., (Cayman Islands), 14.86%, 04/20/2038	1,860	1,603
AIMCO CLO XI, Ltd., (Cayman Islands), 16.43%, 10/17/2034	2,180	1,555
AIMCO CLO XVI, Ltd., (Cayman Islands), 11.07%, 07/17/2037	1,208	766
AIMCO CLO XX, Ltd., (Cayman Islands), 18.43%, 10/16/2038	1,633	1,382
AIMCO CLO XXII, Ltd., (Jersey), 10.64%, 04/19/2037	410	293
Allegro CLO V, Ltd., (Cayman Islands), 10/16/2030	2,000	—
Atrium XIV, LLC, (Cayman Islands), 10.73%, 10/16/2037	6,744	3,050
Bain Capital Credit CLO 2024-2, Ltd., (Jersey), 10.53%, 07/15/2037	960	623
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 16.45%, 10/18/2038	4,001	1,266
Benefit Street Partners Clo XXXVII, Ltd., (Cayman Islands), 14.77%, 01/25/2038	1,950	1,738
Blueberry Park CLO, Ltd., (Jersey), 10/20/2037	1,840	103
Blueberry Park CLO, Ltd., (Jersey), 12.42%, 10/20/2037	1,840	1,245
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 10/15/2030	3,223	1
Carlyle US CLO 2024-3, Ltd., (Cayman Islands), 11.91%, 07/25/2036	2,250	1,490

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Carlyle US CLO 2024-5, Ltd., (Cayman Islands), 12.35%, 10/25/2036	$1,580	$1,267
CIFC Funding 2024-III, Ltd., (Cayman Islands), 9.76%, 07/21/2037	400	277
CIFC Funding 2024-IV, Ltd., (Cayman Islands), 11.82%, 10/16/2037	1,830	1,423
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 16.70%, 10/20/2034	2,706	1,748
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 12.85%, 01/15/2038	2,986	1,715
Dryden 98 CLO, Ltd., (Cayman Islands), 24.08%, 04/20/2035	1,100	401
Elmwood CLO 26, Ltd., (Cayman Islands), 7.78%, 04/18/2037	500	300
Elmwood CLO 32, Ltd., (Cayman Islands), 11.65%, 10/18/2037	1,770	1,216
Elmwood CLO 35, Ltd., (Cayman Islands), 11.18%, 10/18/2037	1,020	741
Elmwood CLO XI, Ltd., (Cayman Islands), 15.57%, 10/20/2034	1,280	903
Generate CLO 18, Ltd., (Cayman Islands), 13.46%, 01/20/2038	4,190	2,805
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	113	27
Invesco CLO 2021-3, Ltd., (Cayman Islands), 18.97%, 10/22/2034	1,130	347
KKR CLO 50 Ltd, (Cayman Islands), 6.26%, 04/20/2037	1,151	587
LCM XV, LP, (Cayman Islands), 07/20/2030	5,875	140
Madison Park Funding LIII, Ltd., (Cayman Islands), 5.64%, 04/21/2035	2,188	818
Madison Park Funding LIX, Ltd., (Cayman Islands), 7.33%, 04/18/2037	2,762	1,296
Madison Park Funding LXVI, Ltd., (Cayman Islands), 12.84%, 10/21/2037	560	467
Madison Park Funding LXVII, Ltd., (Cayman Islands), 9.60%, 04/25/2037	250	163
Madison Park Funding LXXI, Ltd., (Cayman Islands), 17.05%, 04/23/2038	630	556
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	1
Madison Park Funding XXII, Ltd., (Cayman Islands), 16.07%, 01/15/2033	6,193	2,568
Madison Park Funding XXX, Ltd., (Cayman Islands), 11.22%, 07/16/2027	2,715	1,145

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XXXI, Ltd., (Cayman Islands), 7.94%, 07/23/2037	$2,000	$817
Madison Park Funding XXXII, Ltd., (Cayman Islands), 11.82%, 01/22/2048	2,472	929
Madison Park Funding, Ltd., (Cayman Islands), 12.47%, 07/21/2038	1,589	991
Magnetite XLIV, Ltd., 10.94%, 10/15/2037	2,400	1,792
Magnetite XXVIII, Ltd., (Cayman Islands), 18.31%, 01/20/2035	2,803	2,033
Magnetite XXXVIII, Ltd., 7.73%, 04/15/2037	250	175
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	72
OCP CLO 2024-34, Ltd., 11.74%, 10/15/2037	450	296
OHA Credit Funding 1, Ltd., (Cayman Islands), 8.48%, 04/20/2037	5,700	4,165
OHA Credit Partners VII, Ltd., (Cayman Islands), 22.17%, 02/20/2038	2,672	1,401
OHA Credit Partners XIV, Ltd., (Cayman Islands), 11.59%, 07/21/2037	753	501
OHA Credit Partners XVI, (Cayman Islands), 14.89%, 10/18/2034	1,675	1,089
OHA Credit Partners XVII, Ltd., (Cayman Islands), 11.52%, 01/18/2038	610	478
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 15.98%, 07/20/2037	3,613	1,982
RR 19, Ltd., (Cayman Islands), 16.63%, 10/15/2121	2,471	1,749
RR 38, Ltd., (Cayman Islands), 12.99%, 04/15/2040	470	385
RRX 7, Ltd. 2022-7, (Cayman Islands), 15.28%, 07/15/2122	11,323	5,511
Signal Peak CLO XI, Ltd., (Cayman Islands), 16.55%, 07/18/2037	1,750	1,403
Voya CLO 2024-1, Ltd., (Cayman Islands), 12.56%, 04/15/2037	2,142	1,602
		63,397
Total Collateralized Loan Obligations (Cost: $175,548)		162,548
Total Investments — 162.3% (Cost: $565,086)		$557,511
Liabilities in Excess of Other Assets — (62.3%)		(213,955)
Net Assets — 100.0%		$343,556

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2025

(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), the London Interbank Offered Rate ("LIBOR"), Euro InterBank Offered Rate ("EURIBOR"), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually, semi-annually, quarterly, bi-monthly, monthly or daily. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.

(c)  Variable rate coupon rate shown as of December 31, 2025.

(d)  Senior Loans, Collateralized Loan Obligations and Corporate Bonds exempt from registration under Rule 144A, which as of December 31, 2025 represented 151.4% of the Fund's net assets or 93.3% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 of the Notes to Financial Statements).

(g)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(h)  As of December 31, 2025, the Fund had entered into the following commitment to fund a revolving senior secured loan. Such commitment is subject to the satisfaction of certain conditions set forth in the documents governing this loan and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving loan commitments.

Unfunded Issuer	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Databricks, Inc.	$902	$—	$902
Kaman Corp.	215	(21)	194
Pinnacle Buyer, LLC	322	—	322
Pye-Barker Fire and Safety, LLC	260	—	260
Total	$1,699	$(21)	$1,678

  As of December 31, 2025, the aggregate cost of securities for Federal income tax purposes was $571,390.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$5,498
Gross unrealized depreciation	(19,376)
Net unrealized depreciation	$(13,878)

Currencies:

£  British Pounds

€  Euro Currency

$  U.S. Dollars

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

December 31, 2025

(in thousands, except for per share data)

Assets:
Investments, at value (cost $565,086)	$557,511
Cash and cash equivalents	5,535
Cash denominated in foreign currency, at value (cost $1,931)	1,977
Deferred offering costs, net	466
Receivable for securities sold	12,051
Interest and principal receivable	6,232
Other assets	300
Total assets	584,072
Liabilities:
Debt	123,192
Mandatory redeemable preferred shares (liquidation preference of $100,000, net of unamortized deferred issuance costs of $358)	99,642
Payable for securities purchased	14,854
Payable for interest expense and commitment fees	1,337
Payable for investment advisory fees	431
Accrued expenses and other payables	1,060
Total liabilities	240,516
Net assets	$343,556
Net assets consist of:
Paid-in capital	$453,577
Accumulated overdistributed earnings	(110,021)
Net assets	$343,556
Common shares:
Net assets	$343,556
Shares outstanding (authorized 1 billion shares of $0.001 par value)	23,966
Net asset value per share	$14.34

See accompanying Notes to Financial Statements.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended December 31, 2025

(in thousands)

Investment income:
Interest	$46,672
Total investment income	46,672
Expenses:
Interest and credit facility fees (Notes 6 and 7)	9,460
Investment advisory fees (Note 3)	5,579
Administrative services of the adviser (Note 3)	1,283
Other expenses	1,192
Total expenses	17,514
Tax expense (Note 9)	720
Total expenses	18,234
Net investment income	28,438
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized losses on investments	(1,302)
Net realized losses on foreign currency	(2)
Net unrealized losses on investments	(3,842)
Net unrealized losses on foreign currency	(915)
Net realized and unrealized losses on investments and foreign currency	(6,061)
Total increase in net assets resulting from operations	$22,377

See accompanying Notes to Financial Statements.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (decrease) in net assets from operations:
Net investment income	$28,438	$31,397
Net realized losses on investments and foreign currency	(1,304)	(7,951)
Net unrealized gains (losses) on investments and foreign currency	(4,757)	14,534
Net increase from operations	22,377	37,980
Distributions to shareholders from (Note 2):
Distributable earnings	(32,358)	(32,476)
Increase (decrease) in net assets from operations and distributions	(9,981)	5,504
Share transactions (Note 5):
Proceeds of shares issued	6,035	8,630
Value of distributions reinvested	471	782
Net increase from share transactions	6,506	9,412
Total increase (decrease) in net assets	(3,475)	14,916
Net Assets, beginning of period	347,031	332,115
Net Assets, end of period	$343,556	$347,031

See accompanying Notes to Financial Statements.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended December 31, 2025

(in thousands)

Operating Activities:
Net increase in net assets resulting from operations	$22,377
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(311,218)
Proceeds from the sale of investments	302,249
Amortization and accretion of discounts and premiums, net	122
Amortization of debt & preferred shares issuance costs	298
Net realized losses on investments	1,302
Net realized and unrealized losses on foreign currency	917
Net unrealized losses on investments	3,842
Receivable for securities sold	(1,871)
Interest and principal receivable	839
Prepaid expenses	(110)
Payable for securities purchased	(5,421)
Payable for investment advisory fees	20
Interest and commitment fee payable	(556)
Accrued expenses and other fees	(205)
Net cash provided by operating activities	12,585
Financing activities:
Borrowings on debt	133,299
Repayments on debt	(117,956)
Proceeds of shares issued	6,230
Distributions paid to common shareholders	(32,047)
Net cash used by financing activities	(10,474)
Net increase in cash and cash equivalents	2,111
Cash and cash equivalents:
Beginning of period	5,401
End of period	$7,512
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and credit facility fees	$8,527
Cash paid for taxes during the period	$720

See accompanying Notes to Financial Statements.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*
Per share data:
Net asset value, beginning of period	$14.74		$14.49		$13.39		$16.60		$16.15		$17.02	$16.42
Income from investment operations:
Net investment income	1.18		1.35		1.51		1.31		1.26		1.19	0.17
Net realized and change in unrealized gain (loss)	(0.22)		0.31		0.95		(3.32)		0.36		(0.86)	0.65
Total increase (decrease) from investment operations	0.96		1.66		2.46		(2.01)		1.62		0.33	0.82
Less distributions declared to shareholders:
From net investment income	(1.36)		(1.41)		(1.36)		(1.20)		(1.17)		(1.20)	(0.22)
Total distributions declared to shareholders	(1.36)		(1.41)		(1.36)		(1.20)		(1.17)		(1.20)	(0.22)
Net asset value common shares, end of period	$14.34		$14.74		$14.49		$13.39		$16.60		$16.15	$17.02
Market value common shares, end of period	$13.30		$15.11		$13.75		$11.59		$16.33		$14.29	$15.35
Net asset value total return(a)	6.69	%(b)	11.77%		19.45%		(12.41)%		10.28%		3.00%	4.99	%(b)
Market value total return(c)	(3.12	)%(b)	21.13%		32.44%		(22.22)%		23.10%		2.33%	7.53	%(b)
Ratios to average net assets/supplemental data:
Net assets, end of period	$343,556		$347,031		$332,115		$306,813		$380,301		$369,976	$390,096
Expenses, inclusive of interest expense and amortization of debt issuance	5.26	%(d)(e)	5.58	%(d)	5.00	%(d)	4.15	%(d)	2.82	%(d)	2.83%	3.36	%(e)
Expenses, exclusive of interest expense and amortization of debt issuance	2.53	%(e)	2.54%		2.58%		2.46%		2.08%		2.17%	2.20	%(e)
Net investment income	8.20	%(e)	9.27%		10.82%		8.90%		7.60%		8.04%	6.15	%(e)
Portfolio turnover rate	52.14	%(b)	60.62%		48.34%		51.20%		76.03%		127.09%	11.70	%(b)

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Per share data:
Net asset value, beginning of period	$17.50	$18.00	$17.04	$16.95
Income from investment operations:
Net investment income	1.39	1.35	1.33	1.23
Net realized and change in unrealized gain (loss)	(1.18)	(0.56)	0.87	0.16
Total income (decrease) from investment operations	0.21	0.79	2.20	1.39
Less distributions declared to shareholders:
From net investment income	(1.29)	(1.29)	(1.24)	(1.23)
From net realized gains	—	—	—	—
From return of capital	—	—	—	(0.07)
Total distributions declared to shareholders	(1.29)	(1.29)	(1.24)	(1.30)
Net asset value common shares, end of period	$16.42	$17.50	$18.00	$17.04
Market value common shares, end of period	$14.48	$14.97	$16.45	$14.70
Net asset value total return(a)	1.23%	4.47%	13.33%	8.98%
Market value total return(c)	5.49%	(1.43)%	20.91%	12.47%
Ratios to average net assets/supplemental data:
Net assets, end of period	$376,282	$401,956	$413,386	$391,787
Expenses, inclusive of interest expense and amortization of debt issuance	3.37%	3.20%	2.90%	2.96%
Expenses, exclusive of interest expense and amortization of debt issuance	2.03%	2.02%	2.08%	2.34%
Net investment income	8.16%	7.54%	7.52%	7.68%
Portfolio turnover rate	78.40%	82.47%	84.35%	92.30%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to Financial Statements.

(e)  Annualized.

(f)  Less than $0.005.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, October 31, 2019, October 31, 2018, October 31, 2017, October 31, 2016, October 31, 2015 is shown in the following table.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
Revolving Credit Facility (State Street Bank and Trust Company)
December 31, 2025	$123,192	$4,601	—	N/A
December 31, 2024	106,932	5,179	—	N/A
December 31, 2023	63,539	7,801	—	N/A
December 31, 2022	68,764	6,916	—	N/A
December 31, 2021	118,874	5,040	—	N/A
December 31, 2020	162,594	3,275	—	N/A
December 31, 2019	163,316	3,389	—	N/A
October 31, 2019	169,487	3,220	—	N/A
October 31, 2018	165,414	3,430	—	N/A
October 31, 2017	170,160	3,429	—	N/A
October 31, 2016	168,027	3,332	—	N/A
October 31, 2015	168,984	3,356	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2025	$100,000	$66.80	25.00	N/A
December 31, 2024	100,000	66.91	25.00	N/A
December 31, 2023	100,000	75.77	25.00	N/A
December 31, 2022	100,000	70.45	25.00	N/A
December 31, 2021	100,000	68.44	25.00	N/A

*  There were no mandatory redeemable preferred shares outstanding as of December 31, 2013 through December 31, 2020.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the mandatory redeemable preferred shares and the credit facilities in accordance with Section 18(h) of the Investment Company Act of 1940, as amended. With respect to the mandatory redeemable preferred shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding mandatory redeemable preferred shares (based on a per share liquidation preference of $25). With respect to the credit facilities, the asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit".

(c)  The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser (as defined below) will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets (as defined below) in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act") on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the

Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Fund's board of directors (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial highlights include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019, and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 under the Investment Company Act, the Board designated the Adviser as the valuation designee (the "Valuation Designee") to perform the fair value determinations for investments held by the Fund without

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

readily available market quotations, subject to the oversight of the Board. All investments are recorded at their fair value. See Note 4 for more information on the Fund's valuation process.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans and corporate bonds are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan or corporate bond is placed on non-accrual status. Interest payments received on non-accrual loans and corporate bonds may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans and corporate bonds are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan or corporate bond has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

Equity investments in CLOs recognize interest income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, in accordance with ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the accompanying statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares ("MRPS") at amortized cost and they are included as a liability in the accompanying statement of assets and liabilities. See Note 7 for more information on the MRPS.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and MRPS issuance costs are amortized over the life of the relevant senior secured revolving credit facility and MRPS using the straight line method.

Income Taxes

The Fund has elected to be treated as a RIC under the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

(among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of MRPS are treated as dividends. See Note 7 for more information on the MRPS.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Common Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board may elect to change the Fund's distribution policy at any time.

Segment Reporting

In accordance with ASC Topic 280, Segment Reporting ("ASC 280"), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund's segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates ("ASUs") issued by the Financial Accounting Standards Board (the "FASB"). The Fund has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures ("ASU 2023-09"), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

on a prospective basis with the option to apply retrospectively. The Fund has adopted ASU 2023-09, effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its financial statements.

In November 2024, the FASB issued ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures ("ASU 2024-03"), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The gross management fee incurred by the Fund for the year ended December 31, 2025 was $5,591. In connection with the distribution of the Fund's common shares pursuant to its "at the market" offering, the Adviser may elect from time to time, in its sole discretion, to waive its right to receive a portion of the investment advisory fee corresponding to the amount of commission received by the Distributor (as defined below) and not paid to the Sub-Placement Agent (as defined below). This amount is included in the investment advisory fees in the accompanying statement of operations. For the year ended December 31, 2025, the amount waived was $12. See Note 5 for more information on the "at the market" offering.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the

Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $720 for the year ended December 31, 2025.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund under the service agreements with State Street for the year ended December 31, 2025 were $289.

The Fund has retained Destra Capital Advisors LLC ("Destra") to provide investor support services in connection with the ongoing operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the New York Stock Exchange ("NYSE") specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund under the agreement with Destra for the year ended December 31, 2025 were $274.

(4) Fair Value of Financial Instruments

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and a better understanding of the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares", and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Valuation Designee continues to employ its net asset valuation policy and procedures that have been reviewed by the Board in connection with their designation of the Adviser as the Fund's valuation designee and are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for more information). Consistent with its valuation policy and procedures, the Valuation Designee evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. For investments where there is not a readily available market value, the fair value of these investments must typically be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Valuation Designee obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Valuation Designee is responsible for all inputs and assumptions related to the pricing of securities. The Valuation Designee has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Valuation Designee obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Valuation Designee determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Valuation Designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Valuation Designee will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate bonds: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Valuation Designee obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Valuation Designee will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Valuation Designee may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV.

The following table is a summary of inputs used as of December 31, 2025 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	210,196	7,808	218,004
Corporate Bonds	—	176,959	—	176,959
Collateralized Loan Obligations	—	—	162,548	162,548
Total Investments	—	387,155	170,356	557,511

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2025:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of December 31, 2024	7,785	171,204	178,989
Purchases	3,795	53,357	57,152
Sales and principal redemptions	(1,392)	(53,020)	(54,412)
Net realized and unrealized gains/(losses)	121	(9,218)	(9,097)
Accrued discounts	5	225	230
Transfers out Level 3	(2,506)	—	(2,506)
Balance as of December 31, 2025	7,808	162,548	170,356
Net change in unrealized gains/(losses) from investments held at December 31, 2025	102	(8,959)	(8,857)

Investments that were transferred out of Level 3 during the year ended December 31, 2025 were generally as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the significant unobservable inputs the Valuation Designee used to value the majority of the Fund's investments categorized within Level 3 as of December 31, 2025. The table is not intended to be all-inclusive, but instead to capture the significant unobservable inputs relevant to the Valuation Designee's determination of fair values.

			Unobservable Input
Asset Category	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average(a)
Senior Loans	3,708	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Senior Loans	4,100	Yield Analysis	Market Yield	8.15%	8.15%
Collateralized Loan Obligations	162,548	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Total Level 3 Investments	170,356

(a) Unobservable inputs were weighted by the relative fair value of investments.

Changes in market yields may change the fair value of certain of the Fund's investments. Generally, an increase in market yields may result in a decrease in the fair value of certain of the Fund's investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The following are the carrying and fair values of the Fund's senior secured revolving credit facility and MRPS as of December 31, 2025:

	Carrying Value ($)	Fair Value(c) ($)
Credit Facility(a)	123,192	123,192
Series A Mandatory Redeemable Preferred Shares(b)	19,970	20,000
Series B Mandatory Redeemable Preferred Shares(b)	29,941	30,000
Series C Mandatory Redeemable Preferred Shares(b)	49,731	50,000
Total	222,834	223,192

(a) The State Street Credit Facility (as defined below) carrying value is the same as the principal amounts outstanding.

(b) The liquidation preference of the MRPS approximates its fair value.

(c) The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.

(5) Common Shares

Common share transactions were as follows:

	For the Year Ended December 31, 2025
	Shares	Amount ($)
Common shares outstanding — beginning of period	23,542	438,525
Common shares issued in "at the market" offerings	403	6,035
Common shares issued in reinvestment	21	471
Common shares outstanding — end of period	23,966	445,031

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

"At the Market" Offerings

On September 3, 2024, the Fund entered into a distribution agreement (the "Distribution Agreement") with Ares Management Capital Markets LLC (the "Distributor"), an affiliate of the Adviser, to provide for distribution of the Fund's common shares. In addition, on September 3, 2024, the Distributor entered into a sub-placement agent agreement (the "Sub-Placement Agent Agreement") with UBS Securities LLC with respect to the Fund relating to the distribution of the Fund's common shares. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may from time to time offer and sell, by means of "at the market" offerings, up to $150,000 of its common shares. Subject to the terms and conditions of the Distribution Agreement, sales of common shares, if any, may be made in transactions that are deemed to be "at the market" offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. Under the Distribution Agreement, common shares with an aggregate offering amount of $135,166 remained available for issuance as of December 31, 2025.

Share Repurchase Program

The Board has authorized the repurchase of the Fund's common shares on the open market at the Fund management's discretion when the Fund's common shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of the Fund's common shares may not materially impact the discount of the market price of the Fund's common shares relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the year ended December 31, 2025.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facility), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), that allows the Fund to borrow up to $212,000 at any one time outstanding. The State Street Credit Facility's stated maturity date is August 20, 2027. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional MRPS, and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the MRPS of the Fund (subject to certain exceptions) of not less than 2:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the State Street Credit Facility. Amounts available to borrow under the State Street Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2025, the Fund was in compliance in all material respects with the terms of the State Street Credit Facility.

As of December 31, 2025, there was $123,192 outstanding under the State Street Credit Facility. Since April 12, 2024, the interest rate charged on the State Street Credit Facility is based on Secured Overnight Financing Rate ("SOFR") plus a credit spread adjustment of 0.10% and an applicable spread of 1.15% per annum (as defined in the documents governing the State Street Credit Facility). Prior to April 12, 2024, the interest rate charged on the State Street Credit Facility was based on SOFR plus a credit spread adjustment of 0.10% and an applicable spread of 0.95% per annum. In addition to the stated interest expense of the State Street Credit Facility, the Fund is required to pay a commitment fee of between 0.15% and 0.25% per annum depending on the size of the unused portion of the State Street Credit Facility. For the year ended December 31, 2025, the components of interest and unused commitment fees expense, average stated interest rate (i.e., rate in effect plus the spread), effective interest rate and average outstanding balance for the State Street Credit Facility were as follows:

For the Year Ended December 31, 2025 ($)
Stated interest expense	6,066
Unused commitment fees	252
Amortization of debt issuance costs	58
Total interest and credit facility fees expense	6,376
Cash paid for interest	5,721
Average stated interest rate	5.37%
Effective interest rate	5.65%
Average outstanding balance	112,904

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 800 shares of Series A MRPS for gross proceeds of $20,000, 1,200 shares of Series B

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

MRPS for gross proceeds of $30,000 and 2,000 shares of Series C MRPS for gross proceeds of $50,000 (the Series C MRPS and, together with the Series A MRPS and Series B MRPS, the MRPS). Each of the MRPS has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRPS is $100,000.

The redemption dates for the Series A MRPS, Series B MRPS and Series C MRPS are July 15, 2026, September 15, 2026 and September 15, 2028, respectively.

The Series A MRPS and the Series B MRPS have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRPS have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRPS is 2.81% per annum. The MRPS are subject to optional and mandatory redemption in certain circumstances. The MRPS will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRPS if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRPS such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividend to common shareholders and could trigger the mandatory redemption of the MRPS. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRPS if immediately after such issuance the Fund will not have an asset coverage ratio of at least 200%. As of December 31, 2025, the Fund was in compliance in all material respects with the terms of the MRPS.

The Fund's MRPS activity for the year ended December 31, 2025 was as follows:

	Series A	Series B	Series C
Shares outstanding — beginning of period	800	1,200	2,000
Shares issued	—	—	—
Shares repurchased	—	—	—
Shares outstanding — end of period	800	1,200	2,000

The Fund's MRPS balance as of December 31, 2025 were as follows:

	Series A	Series B	Series C	Total
Principal amount	$20,000	$30,000	$50,000	$100,000
Unamortized deferred issuance cost	$(30)	$(59)	$(269)	$(358)
Carrying value	$19,970	$29,941	$49,731	$99,642

Dividends on the MRPS are accrued on a daily basis and included in interest and credit facility fees on the accompanying statement of operations. The table below summarizes the components of interest expense, the effective dividend rates and cash paid for interest on the Fund's MRPS for the year ended December 31, 2025:

	Series A	Series B	Series C	Total
Stated dividends	$523	$785	$1,536	$2,844
Amortization of deferred issuance costs	$57	$84	$99	$240
Total interest expense	$580	$869	$1,635	$3,084
Weighted average stated dividend rate	2.58%	2.58%	3.03%	2.81%
Cash paid for dividends	$516	$774	$1,516	$2,806

(8) Investment Transactions

For the year ended December 31, 2025, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sales of Investments
$315,799	$(295,458)

(9) Income Taxes

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2025 and 2024 were as follows:

	December 31, 2025	December 31, 2024
Ordinary income	$35,202	$35,328
Capital gain	—	—
Return of capital	—	—

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The Fund may elect to incur an excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2025, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently, the Fund incurred U.S. federal excise taxes of $720.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. In the accompanying statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2025:

December 31, 2025
Additional paid-in capital/(reduction)	$(959)
Distributable earnings accumulated gains	959

As of December 31, 2025, the components of accumulated earnings (loss) on a tax basis were as follows:

Undistributed ordinary income	$17,384
Accumulated capital and other losses	(117,950)
Net unrealized depreciation	(9,455)
Total accumulated loss	$(110,021)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2025
Short-Term	$13,323
Long-Term	$104,627

ASC 740, Income Taxes, ("ASC 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2025. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the accompanying statement of operations. There were no penalties and interest incurred by the Fund for the fiscal year ended December 31, 2025.

(10) Segment Reporting

The Fund operates through a single operating and reporting segment with an investment objective to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The chief operating decision maker ("CODM") is comprised of the Fund's portfolio managers and chief financial officer and the CODM assesses the performance and makes operating decisions of the Fund primarily based on the Fund's total increase in net assets resulting from operations ("net income"). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund's shareholders. As the Fund's operations comprise of a single reporting segment, the segment assets are reflected on the accompanying statement of assets and liabilities as "total assets" and the significant segment expenses are listed on the accompanying statement of operations.

(11) Risk Factors

Short Sales Risk

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

security because losses from short sales may be theoretically unlimited, whereas losses from purchases can equal only the total amount invested.

Derivatives Risk

Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Pursuant to Rule 18f-4 under the Investment Company Act, among other things, the Fund must either limit its derivatives exposure to no more than 10% of its net assets (the "Limited Derivatives User Exception") or comply with an outer limit based on value-at-risk as specified in the rule. The Fund is currently relying on the Limited Derivatives User Exception. The Fund may or may not use derivatives for hedging purposes, as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage.

Swap Agreements Risk. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). The "notional amount" of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement generally will be equal only to the "net amount" to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities.

Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a "basket" of securities representing an index). The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, if the swap is physically settled. If the swap is cash settled, an auction process is used to determine the "recovery value" of the contract, and the seller may be required to deliver the related net cash amount. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs and the credit default contract is required to physically settle, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Fund may elect to receive a cash amount equal to the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs and the credit default contract is required to physically settle, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. If the credit default contract is required to cash settle, the Fund will be generally obligated to pay the buyer the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Swaptions Risk. The Fund, to the extent permitted under applicable law, may enter into "swaptions," which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities Risk. Among the income-producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available.

Indexed and Inverse Floating Rate Securities Risk. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. To the extent the Fund invests in these types of securities, the Fund's return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The

Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty. Reverse repurchase agreements are a form of effective leverage and may be subject to the Fund's limitation on borrowings.

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated loans, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to

SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in collateralized debt obligations, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the Borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund intends to continue to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may not recommend allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objective will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom. Concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone create risks that could materially and adversely affect the Fund's investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund's investments in European companies, including, but not limited to, the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption and Geopolitical Risk

U.S. and global financial markets have experienced increased volatility in recent periods, which could be harmful to the Fund and issuers in which it invests. Such volatility may result in, amongst other things, write-offs, the re-pricing of credit risk, the failure of financial institutions, or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Various social and political circumstances in the U.S. and around the world may also contribute to increased market volatility and economic uncertainties or deterioration in the

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

U.S. and worldwide. Such events, including trade tensions between the United States and other countries, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries (including with respect to treaties and tariffs), the ongoing war between Russia and Ukraine and conflicts in the Middle East and continued conflicts and political unrest in the Middle East and South America, could adversely affect its business, financial condition or results of operations. Additionally, the Republican Party currently controls both the executive and legislative branches of the U.S. government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. These and other conditions in the global financial markets and the global economy may result in adverse consequences for the Fund, which could adversely affect the business of the Fund, restrict the Fund's investment activities, impede the Fund's ability to effectively achieve its investment objectives and result in lower returns than anticipated at the time certain of the Fund's investments were made. This could in turn materially reduce the Fund's net asset value and distributions and adversely affect the Fund's financial prospects and condition.

Technology and Artificial Intelligence Risk

Artificial intelligence, including machine learning technology and generative artificial intelligence, is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund operates and subject the Fund to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund's business, financial condition and results of operations.

The use of artificial intelligence tools and technologies in the operation of a company's business comes with potential risks, including, but not limited to, generation of inaccurate results, misuse or disclosures of confidential information, infringement of third-party intellectual property rights, potential cybersecurity vulnerabilities, reputational risk, and regulatory burdens. Artificial intelligence models may create outputs that are flawed, inaccurate, biased, or that infringe or misappropriate intellectual property of third parties. The Fund may also be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within the industry. In addition, investments in technology systems and artificial intelligence may not deliver the benefits expected, which could result in costs without corresponding benefits.

In addition, regulators are increasing scrutiny and implementing and considering regulation of the use of artificial intelligence technologies, including with respect to uses of artificial intelligence by investment advisers. While comprehensive U.S. regulation has not been enacted to date, various U.S. governmental agencies and departments, including the SEC and Department of the Treasury, have recently released reports or otherwise indicated interest in assessing risks relating to uses of artificial intelligence. Some specific laws governing artificial intelligence have already been passed in certain U.S. states and in the EU. It is not possible to predict what, if any, effects this may have on the Fund's business or the nature of future regulations.

Tariff Risk

The United States has recently enacted and proposed to enact significant new tariffs. Additionally, the current presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund's portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

Interest Rate Risk

General interest rate fluctuations may have a negative impact on the Fund's investments and investment returns and, accordingly, may have a material adverse effect on the Fund's investment objective and net investment income. Because the Fund borrows money and may issue preferred stock to make investments, the Fund's net investment income is dependent upon the difference between the rate at which it borrows funds or pays dividends on such preferred stock and the rate at which it invests these funds.

The U.S. Federal Reserve decreased the federal funds rate multiple times in 2025. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

interest rates fall and decrease as rates rise. In periods of declining interest rates, the Fund may earn less interest income from investments and its cost of funds will also decrease, to a lesser extent, given certain of our currently outstanding indebtedness bears interest at fixed rates, resulting in lower net investment income. Conversely, in periods of rising interest rates, the Fund's interest income will increase as the majority of its portfolio bears interest at variable rates while the Fund's cost of funds will also increase, to a lesser extent, with the net impact being an increase to its net investment income. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between reference rates, which may have an effect on the net asset value of the Fund's common shares.

If general interest rates rise, there is a risk that the portfolio companies in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could adversely impact their financial performance and result in a default under their loan documents. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans to the Fund's portfolio companies, which could adversely affect the Fund's net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Also, an increase in interest rates available to investors could make an investment in the Fund's common shares less attractive if it is not able to pay dividends at a level that provides a similar return, which could reduce the value of the Fund's common shares.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a discount." As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

Litigation Risk

The Fund as well as the Adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that the Fund, its executive officers, directors, and the Adviser, its affiliates and/or any of their respective principals and employees will avoid regulatory investigation and possible enforcement actions stemming therefrom. The Adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. The Fund and the Adviser may each be, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general. In addition, any leadership changes or reforms at U.S. federal regulatory agencies with oversight over the Fund's industry may impose additional costs or result in other limitations on the Fund. The Fund, its executive officers, directors, and the Adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of the Adviser to manage the Fund, are often impossible to anticipate. The Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of the Adviser. The Fund's investment activities are subject to the normal risks of becoming involved in litigation by third parties. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance,

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(in thousands, except per share data, percentages and as otherwise noted)

bad faith, gross negligence, or reckless disregard of the duties involved by the Adviser, administrator, or any of our officers, be borne by the Fund and would reduce the Fund's net assets. The Adviser and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

In recent periods, there has been increased activity by certain activist and other organized groups in opposition to certain investments made by and activities of private funds. Such groups may contact or otherwise seek to engage with government and regulatory bodies and fund investors, including public pension funds, to criticize or challenge certain investments, which could lead to negative publicity that could harm the reputation of the Fund or the Adviser. In recent periods, partially as a result of certain high profile defaults and bankruptcies, there has also been increased negative publicity with respect to the private credit industry. Although neither the Fund nor the Adviser have been involved in those particular defaults and bankruptcies, the negative publicity concerns surrounding the private credit industry generally could in the future harm the reputation of the Fund or the Adviser, as applicable.

(12) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the year ended December 31, 2025, except as discussed below:

The following common share distributions were declared on January 9, 2026:

Ex-Date: January 20, 2026
Record Date: January 20, 2026
Payable Date: January 30, 2026
Per Share Amount: $0.1125

The following common share distributions were declared on February 10, 2026:

Ex-Date: February 20, 2026
Record Date: February 20, 2026
Payable Date: February 27, 2026
Per Share Amount: $0.1125

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the six years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the four years in the period ended October 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the six years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the four years in the period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians, brokers and others; when replies were not received from custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
February 26, 2026

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

December 31, 2025

Fund Investment Objective, Policies and Risks:

Recent Changes:

The Fund has not made any changes to its investment policies or strategies since its last shareholder report.

Effective as of January 1, 2026, Kristofer Pritchett has been appointed as a Portfolio Manager of the Fund. For additional information, please refer to his bio below in the Directors and Officers section.

Investment Objective and Policies:

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans made primarily to companies whose debt is rated below investment grade ("Senior Loans"), (ii) corporate bonds that are primarily high yield issues rated below investment grade ("Corporate Bonds"), (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as CLOs and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities.

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Fund may invest in securities of any duration and does not have a fixed duration target. The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of borrowers located anywhere in the world, and of borrowers that operate in any industry. The Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe. The Fund is permitted to invest in investment grade and below investment grade rated CLO securities. The Fund may also invest in subordinated loans. The Fund may invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness, including a credit facility. Currently, the Fund has both issued preferred shares and borrowed under a credit facility.

The Adviser seeks to implement the Fund's investment strategy through the application of several techniques, including but not limited to:

(i)  investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles;

(ii)  adhering to the established credit underwriting processes of the Ares organization, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers;

(iii)  monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and

(iv)  holding cash and engaging in derivative credit and interest rate hedges.

The Adviser will dynamically manage the Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Fund's portfolio of Senior Loans, Corporate Bonds, CLO securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and outlook, and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Fund's investment allocations. In addition, the Adviser may allocate portions of the Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Fund's investments in any particular manner or that the Fund will be able to structure its investment portfolio as desired in any given market environment.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

The Adviser's investment process is rigorous, proactive and on-going. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may also employ sector analysis to assess industry trends and characteristics that may impact a borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which criteria used by the Adviser may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the borrower's indebtedness on a timely basis. The Adviser also takes into consideration the credit ratings of Borrowers in evaluating potential investments, although credit ratings are generally not considered to be the primary or determinative factor in the investment selection process. The Adviser also expects to gain exposure to borrowers across a broad range of industries and of varying characteristics and return profiles.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in debt securities, including (i) Senior Loans, (ii) Corporate Bonds, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as CLOs. This 80% Policy is non-fundamental and may be changed upon providing 60 days' prior written notice to stockholders.

Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective.

Risk Factors:

See Note 11 to the financial statements.

Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.  make investments for the purpose of exercising control or management;

2.  purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

3.  issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law; underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

4.  underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.  make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, CLO securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6.  invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).

Fees and Expenses

The following table and example are intended to assist you in understanding the costs and expenses that an investor in our common shares will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The table reflects the use of leverage in the form of borrowings in an amount equal to 38% of the Fund's Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to common shares. The extent of the Fund's assets attributable to leverage following an offering, and the Fund's associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses:
Sales load paid by you (as a percentage of offering price)(1)	None
Offering expenses borne by the Fund (as a percentage of offering price)(2)	None
Dividend reinvestment plan fees(3)	None
Annual Expenses (as a percentage of net assets attributable to common shares):
Advisory fees(4)	1.70%
Interest payments on borrowed funds(5)	2.73%
Other expenses(6)	0.92%
Total annual fund operating expenses	5.35%

(1)  In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of common shares on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that shareholders may have paid in connection with their purchase of common shares.

(2)  The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.

(3)  The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's open-market purchases in connection with the reinvestment of dividends and distributions.

(4)  The Fund currently pays the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's Managed Assets. Common shareholders bear the expenses of the Fund's use of leverage in the form of higher fees as a percentage of the Fund's net assets attributable to common shares than if the Fund did not use leverage. The advisory fee shown in the table assumes an amount of leverage of 38% of the Fund's Managed Assets. Based on the same assumptions, leverage would equal 61% of the Fund's net assets.

(5)  "Interest payments on borrowed funds" represents our actual interest and credit facility expenses incurred for fiscal year ended 2025. We had outstanding borrowings of approximately $223 million (with a carrying value of approximately $223 million) as of December 31, 2025. This item is based on the assumption that the Fund's borrowings and interest costs after an offering will remain similar (at leverage of 38% of the Fund's Managed Assets and 61% of the Fund's net assets) to those prior to such offering. The amount of leverage that the Fund may employ at any particular time will depend on, among other things, the Adviser's and the Board's assessment of market and other factors at the time of any proposed borrowing. See Note 6 for more information.

(6)  "Other Expenses" includes our overhead expenses, including payments based on our allocable portion of overhead and other expenses incurred by Ares Operations LLC in performing its obligations under the administration agreement with us, and income taxes. "Other Expenses" are based on estimated amounts for the current fiscal year.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 5.35% of net assets attributable to common shares in 2025 and thereafter, and (ii) a 5% annual return:

	1 year	3 years	5 years	10 years
Total expenses incurred	$55	$164	$272	$537

The example and the expenses above should not be considered a representation of the future expenses. The example assumes that the estimated "Other expenses" set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Price Range of Common Shares

The Fund's common shares are traded on the NYSE under the symbol "ARDC." The Fund determines its NAV on a daily basis.

The following table sets forth, for each fiscal quarter for the fiscal years ended December 31, 2025 and 2024, the highest and lowest daily closing prices on the NYSE per common share, and the NAV per common share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV Per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
	High	Low	High	Low	High	Low	Trading Volume
During Quarter Ended
December 31, 2025	$14.05	$13.20	$14.57	$14.29	(3.57)%	(7.63)%	8,606,879
September 30, 2025	$14.88	$13.99	$14.66	$14.56	1.50%	(3.91)%	6,495,257
June 30, 2025	$14.30	$12.34	$14.55	$13.92	(1.72)%	(11.35)%	6,233,019
March 31, 2025	$15.62	$14.10	$14.87	$14.47	5.04%	(2.56)%	6,105,291
December 31, 2024	$15.58	$14.88	$14.86	$14.77	4.85%	0.74%	4,738,624
September 30, 2024	$15.42	$14.69	$14.73	$14.68	4.68%	0.07%	6,275,090
June 30, 2024	$14.89	$13.79	$14.72	$14.54	1.15%	(5.16)%	5,985,799
March 31, 2024	$14.29	$13.41	$14.69	$14.56	(2.72)%	(7.90)%	6,951,768

As of February 18, 2026, the NAV per common share of the Fund was $13.93 and the market price per common share was $13.26, representing a discount to NAV of 4.81%. Common shares of the Fund have historically traded at both a premium and discount to NAV.

As of February 18, 2026, the Fund has 23,965,967 outstanding common shares.

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the Fund's website at https://arespublicfunds.com/investor-documents/ and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, (2) on the Fund's website at https://arespublicfunds.com/investor-documents/ and (3) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; or (2) on the SEC's website at http://www.sec.gov.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If, on the dividend payment date, the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Congress Street, Boston, Massachusetts, 02114 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Congress Street, Boston, Massachusetts, 02114 or by telephone at (877) 272-8164.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund (the "Independent Directors"), determined to renew the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at a meeting held on August 12, 2025 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board throughout the year. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings throughout the year. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Peer Group") for various periods ended May 31, 2025, and (2) the Fund's actual and contractual management fees and total expenses with those of the Peer Group where the management fee was identical to the Peer Group median and comparable to the Peer Group for other key expense metrics. The Board also reviewed and considered changes to the Peer Group since the prior year's renewal, that the Adviser had added one additional peer fund to the Peer Group and removed two peer funds since the prior year, and considered the rationale from the Adviser for such changes.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The Board also considered the quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers. The Board

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets. The Board also noted that investment performance is probative of the quality of services provided.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser and the comparative information provided by Broadridge. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In reviewing the Adviser's report, the Board took into consideration that the Adviser identified hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and investment focus. The Board noted that the Fund's investment returns (as measured by its levered returns on NAV) have been in-line with or outperformed the Peer Group median over short- and long-term time periods. Specifically, the Board noted that the Fund's NAV based total returns outperformed the Peer Group median over the three-month period ended May 31, 2025, the year-to-date period, the past one-year, three-year, five-year and ten-year periods ended May 31, 2025, and since inception until May 31, 2025.

The Board also considered the Fund's market price based total returns, noting that although they trailed the Peer Group median over the year-to-date and one-year periods ended May 31, 2025, they had equaled the Peer Group median for the three-month period ended Mary 31, 2025, and had outperformed the Peer Group median for each of the three-year, five-year, ten-year and since inception periods ended May 31, 2025.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management Corporation. Representatives of the Adviser reviewed the expenses allocated to and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided to the Fund by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares. Further, the Board noted that as the Fund's assets increased, administration and custodial services were billed at lower incremental rates.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Peer Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was essentially in line with the Peer Group median. The Board also noted that, while the Fund's total expenses as a percent of common and levered assets were higher than the Peer Group median, these expenses were used to generate net investment returns that were 51 basis points higher than the Peer Group median. The Board further noted that the Fund's NAV based-returns exceeded the Peer Group median in all seven time periods measured by the Adviser.

In reviewing the comparative expense information provided by the Adviser, the Board considered that, pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

In discussing the Fund's management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes that the Fund is competitive with the Peer Group medians across key expense comparisons (e.g., management fees and total expenses).

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients") and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that, while certain funds and accounts managed by the Adviser engage from time to time in co-investment transactions with the Fund as permitted by the 1940 Act (or exemptions therefrom), neither the Adviser nor its affiliates execute portfolio transactions on behalf of the Fund, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with information sufficiently responsive to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Investment Adviser

Ares Capital Management II LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

DRIP Administrator

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

Investor Support Services

Destra Capital Advisors LLC
443 N. Willson Ave.
Bozeman, MT 59715

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs+ 1956	Director and Chairperson of the Board of Directors	Since 2011***	Partner and Vice Chair, Ares Management; Chairperson, CION Ares Diversified Credit Fund; Trustee, Ares Private Markets Fund.	3	Terex Corporation; CION Ares Diversified Credit Fund; Ares Private Markets Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012**	Partner and Vice Chair, Ares Management; Portfolio Manager in the Ares Credit Group; Member of the Ares Credit Group's Global Asset Allocation and Liquid Credit Investment Committees; Previously Chairman of and Co-Head of the Ares Global Liquid Credit Group.	1	None
Independent Directors
Elaine Orr+ 1966	Director	Since 2022*	Serves on various fund and pension boards.	2	TCW Transform 500 ETF; TCW Transform Climate ETF; TCW Transform Supply Chain ETF; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant	2	CION Ares Diversified Credit Fund
Jeffrey Perlowitz 1956	Director	Since 2025*	Independent Consultant	2	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. David A. Sachs and Seth J. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

** Term continues until the Fund's 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

*** Term continues until the Fund's 2028 Annual Meeting of Stockholders and until David A. Sachs' successor is duly elected and qualifies.

+ Preferred Stock elected Director.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012

Seth J. Brufsky is a Partner and Vice Chair of Ares Management and a Portfolio Manager in the Ares Credit Group. Seth J. Brufsky previously served as the Chairman and Co-Head of the Ares Global Liquid Credit Group. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group's Global Asset Allocation and Liquid Credit Investment Committees. Seth J. Brufsky joined Ares in 1998.

Lisa Morgan 1976	Chief Compliance Officer	Since 2019

Lisa Morgan is a Partner and Head of Regulated Funds Compliance in the Ares Legal and Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation ("ARCC"), Ares Strategic Income Fund ("ASIF"), CION Ares Diversified Credit Fund ("CADC"), Ares Private Markets Fund ("APMF") and Ares Core Infrastructure Fund ("ACI"). Lisa Morgan joined Ares in 2017.

Scott Lem 1977	Chief Financial Officer Treasurer	Since 2016 Since 2024

Scott Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott Lem additionally serves as Chief Financial Officer and Treasurer of ARCC, ASIF, CADC, and Ares Sports, Media and Entertainment Opportunities LP ("Ares SME Opps."). Scott Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Corporate Secretary	Since 2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal Group. Additionally, Ian Fitzgerald serves as General Counsel, Vice President and Secretary of ARCC, General Counsel and Secretary of ASIF, Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Ian Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President Portfolio Manager	Since 2013 2013-2025

Keith Ashton is a Partner and Co-Head of Alternative Credit in the Ares Credit Group. Additionally, Keith Ashton serves as a member of the Ares Credit Group's Alternative Credit and Pathfinder Investment Committees and the Ares Insurance Solutions Investment Committee. Keith Ashton joined Ares in 2011.

Daniel Hayward 1985	Vice President	Since 2016

Daniel Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Additionally, Daniel Hayward serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Daniel Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager	Since 2018

Charles Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where Charles Arduini focuses on alternative credit investments. Additionally, Charles Arduini serves as a member of the Ares Credit Group's Alternative Credit Investment Committee. Charles Arduini joined Ares in 2011.

Samantha Milner 1978	Vice President and Portfolio Manager	Since 2018

Samantha Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where Samantha Milner is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, Samantha Milner serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Samantha Milner joined Ares in 2004.

Kristofer Pritchett 1984	Vice President and Portfolio Manager	Since 2026

Kristofer Pritchett is a Partner and Portfolio Manager in the Ares Credit Group, where Kristofer Pritchett focuses on alternative credit, including asset-based finance investments. Additionally, Kristofer Pritchett serves as a member of the Ares Credit Group's Alternative Credit Investment Committee. Kristofer Pritchett joined Ares in 2011.

Kapil Singh 1971	Vice President	Since 2018

Kapil Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where Kapil Singh is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, Kapil Singh serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Kapil Singh joined Ares in 2018.

Annual Report 2025

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2025

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Naseem Sagati Aghili is Partner, General Counsel and Secretary of Ares Management. Additionally, Naseem Sagati Aghili serves on the Ares Operating Committee and Enterprise Risk Committee. Naseem Sagati Aghili also serves as Chief Legal Officer, Vice President and Assistant Secretary of APMF and as Vice President of ASIF, ARCC, CADC and ACI. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently as Co-General Counsel and General Counsel, Private Equity. Naseem Sagati Aghili joined Ares in 2009.

Paul Cho 1982	Vice President	Since 2024

Paul Cho is a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department. Paul Cho additionally serves as Chief Accounting Officer of ARCC and ASIF as Co-Chief Accounting Officer of Ares SME Opps., and as Vice President of CADC. Paul Cho joined Ares in 2008.

Angela Lee 1986	Vice President	Since 2024

Angela Lee is a Managing Director in the Ares Finance and Accounting Department. Angela Lee additionally serves as Vice President and Assistant Treasurer of ARCC and ASIF, and as Vice President of CADC. Angela Lee joined Ares in 2010.

(1)  The address of each officer is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

Annual Report 2025

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(b)           Not applicable.

Item 2. Code of Ethics.

(a)           Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)           The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)           There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)            Not applicable.

(f)            A copy of the Fund’s Code of Ethics is attached hereto as exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)       The Board of Directors of the Fund (the “Board”) has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)       The names of the audit committee financial experts are John Joseph Shaw and Elaine Orr. Each of John Joseph Shaw and Elaine Orr have been deemed to be “independent” for the purpose of this Item because they are not “interested persons” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and do not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees

For the fiscal years ended December 31, 2024 and December 31, 2025, Ernst & Young LLP (“EY”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $177,600 and $189,220, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by EY in connection with statutory and regulatory filings or engagements.

(b)           Audit-Related Fees

For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for assurance and related services rendered by EY that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $14,000 and $14,140, respectively.

For the fiscal years ended December 31, 2024 and December 31, 2025, aggregate Audit-Related Fees billed by EY that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)           Tax Fees

For the fiscal years ended December 31, 2024 and December 31, 2025, EY billed the Fund aggregate fees of $31,100 and $32,300, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate Tax Fees billed by EY that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)           All Other Fees

For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed by EY to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees in this category billed by EY that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)       Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)       Percentage of Services

All of the audit and tax services described above for which EY billed the Fund fees for the fiscal years ended December 31, 2024 and December 31, 2025, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2024 and December 31, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by EY.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2024 and December 31, 2025, aggregate non-audit fees billed by EY for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2024 and December 31, 2025, aggregate non-audit fees billed by EY for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)           EY notified the Fund’s Audit Committee of all non-audit services that were rendered by EY to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining EY’s independence.

(i)             Not applicable.

(j)             Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)            The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are John Joseph Shaw, Elaine Orr and Jeffrey Perlowitz.

(b)           Not applicable.

Item 6. Investments.

(a)           Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)           Not applicable to the registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)            Not applicable to the registrant.

(b)           Not applicable to the registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to the registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable to the registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 19(a)(6) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Seth J. Brufsky is a Partner and Vice Chair of Ares. Seth J. Brufsky also serves as the Chief Executive Officer, President and is a Director of the Fund. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group’s Liquid Credit Investment Committee. Seth J. Brufsky served as the Chairman and Co-Head of the Ares Global Liquid Credit Group. Prior to joining Ares in 1998, Seth J. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where Seth J. Brufsky focused on analyzing and marketing non-investment grade securities. Previously, Seth J. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Seth J. Brufsky serves on the Board of Trustees of Choate Rosemary Hall, a private, co-educational, college-preparatory boarding school, and serves on the Dean’s Advisory Boards for the College of Arts and Sciences and the College of Agriculture and Life Sciences of Cornell University. Seth J. Brufsky also serves on the Board of the Luminescence Foundation, a charitable giving organization.

Seth J. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and a M.B.A., with honors, from the University of Southern California's Marshall School of Business in Finance.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Charles Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where Charles Arduini focuses on alternative credit investments, including asset-based finance (ABF) investments. Charles Arduini serves as a Vice President and Portfolio Manager for the Fund. Additionally, Charles Arduini serves as a member of the Ares Credit Group’s Alternative Credit Investment Committee. Prior to joining Ares in 2011, Charles Arduini was a Managing Director at Indicus Advisors LLP, where Charles Arduini focused on structured credit investment opportunities. Previously, Charles Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF. In addition, Charles Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Charles Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics. Charles Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance. Charles Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Samantha Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where Samantha Milner is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Samantha Milner serves as a Vice President and Portfolio Manager for the Fund. Additionally, Samantha Milner serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2004, Samantha Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where Samantha Milner focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Samantha Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

Kristofer Pritchett

Portfolio Manager (since 2026)

Investment Experience:

Kristofer Pritchett is a Partner and Portfolio Manager in the Ares Credit Group, where Kristofer Pritchett focuses on alternative credit, including asset-based finance (ABF) investments. Kristofer Pritchett serves as a Vice President and Portfolio Manager for the Fund. Additionally, Kristofer Pritchett serves as a member of the Ares Credit Group’s Alternative Credit Investment Committee. Prior to joining Ares in 2011, Kristofer Pritchett was an Associate at Indicus Advisors. Kristofer Pritchett holds an M.Eng. from Imperial College London in Mechanical Engineering.

(a)(2) As of December 31, 2025, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	4	$2,710	0	$0
	Other pooled investment vehicles	2	$2,547	0	$0
	Other accounts	14	$5,875	3	$1,479

Charles Arduini	Registered investment companies	2	$881	0	$0
	Other pooled investment vehicles	2	$2,547	1	$0
	Other accounts	9	$2,666	5	$1,827

Samantha Milner	Registered investment companies	4	$2,321	0	$0
	Other pooled investment vehicles	2	$3,132	0	$0
	Other accounts	26	$8,343	6	$2,388

Kristofer Pritchett	Registered investment companies	1	$656	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	4	$2,574	2	$1,057

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. To mitigate potential conflicts of interest, allocations of investment opportunities among the Fund and the other Ares-advised funds are determined in accordance with the Adviser’s allocation policy and consistent with its fiduciary duties and corresponding investment mandates. It is the Adviser’s policy that all investment opportunities will, to the extent practicable, be allocated among the Fund and the other Ares-advised funds on a basis that over a period of time is fair and equitable to the Fund and the other Ares-advised funds relative to each other, taking into account the terms of the relevant governing documents and the relevant facts and circumstances, including, but not limited to: (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating time, services or resources among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

By reason of the various activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire material non-public information or other confidential information about a company while pursuing an investment opportunity or while monitoring an investment, which may give rise to a potential conflict of interest and restrict the ability of the Adviser to trade in the securities of such company. Such restriction would prohibit the Adviser from purchasing certain potential Fund investments that otherwise might have been purchased or from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Adviser it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Adviser or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2025.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001 – $1,000,000
Charles Arduini	None
Samantha Milner	None
Kristofer Pritchett	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended December 31, 2025, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the 1934 Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased[1]	(b) Average Price Paid per Share (or Unit)[1]	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[1]
Month #1 01/01/25 through 01/31/25	None	--	None	1,781,899
Month #2 02/01/25 through 02/28/25	None	--	None	1,781,899
Month #3 03/01/25 through 03/31/25	None	--	None	1,781,899
Month #4 04/01/25 through 04/30/25	None	--	None	1,781,899
Month #5 05/01/25 through 05/31/25	None	--	None	1,781,899
Month #6 06/01/25 through 06/30/25	None	--	None	1,781,899
Month #7 07/01/25 through 07/31/25	None	--	None	1,781,899
Month #8 08/01/25 through 08/31/25	None	--	None	1,781,899
Month #9 09/01/25 through 09/30/25	None	--	None	1,781,899
Month #10 10/01/25 through 10/31/25	None	--	None	1,781,899
Month #11 11/01/25 through 11/30/25	None	--	None	1,781,899
Month #12 12/01/25 through 12/31/25	None	--	None	1,781,899
Total	None	--	None	1,781,899

1 On November 17, 2015, the Fund announced that its Board had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the registrant.

(b)           Not applicable to the registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the registrant.

(b)           Not applicable to the registrant.

Item 19. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable to the registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable for this filing.

(a)(5)	Not applicable for this filing.

(a)(6)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 12.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 6, 2026

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 6, 2026